NUVEEN
Growth and Income
Mutual Funds


December 31, 1997

Semiannual Report

For investors seeking
superior returns
with moderated risk.





[PHOTO APPEARS HERE]





Growth
and Income
Stock Fund

                                             Nuveen Growth and Income Stock Fund
                                             Highlights
                                             As of December 31, 1997

A Solid 1st Full Year for the Fund...

Attractive Fund Returns
Annualized Total Returns
[BAR CHART APPEARS HERE]
                                One Year    Since Inception
Class A (NAV)                    27.48%         30.49%
Class A (Offer)                  20.78%         25.57%
Lipper Growth & Income Index     26.96%         28.98%

Superior Down Market Protection
Asian Financial Crisis 10/7-10/27/97
[BAR CHART APPEARS HERE]

Class A (NAV)        -8.42
Lipper Growth
  & Income Index     -8.79%

 ...Builds on the Sub-Adviser's
   Strong Long-Term Record

Consistent Performance
Annualized Total Returns
[BAR CHART APPEARS HERE]
                                1 Year        5 Year      10 Year
Manager Composite (NAV)          28.15%        20.51%       17.69%
Manager Composite (Offer)        21.42%        19.21%       17.06%
Lipper Growth & Income Index     26.96%        18.06%       16.03%

Less impact from Down Markets
[BAR CHART APPEARS HERE]

                                 Inflation       Oil Crises     '87 Crash        Gulf War
                                 1/77-3/78        4/81-6/82    10/87-12/87      7/90-9/90
Manager Composite (NAV]            -1.67%           0.91%        -10.10%          - 7.82%
Lipper Growth & Income Index       -6.78%          -9.35%        -19.86%          -13.45%

  Contents

 1  Dear Shareholder
 3  Disciplined Stock Selection
    Makes the Difference
 4  Report from the
    Fund's Equity Adviser
 6  Performance Overview
 7  Portfolio of Investments
 9  Statement of Net Assets
10  Statement of Operations
11  Statement of Changes
    in Net Assets
12  Notes to
    Financial Statements
17  Financial Highlights
20  Building Better
    Portfolios with Nuveen
21  Fund Information



* The 1-, 5-, and 10-year annualized total return and down market performance in the bottom two charts represents the gross-of-fee performance of the Discretionary Equity Composite of the fund's sub-adviser, Institutional Capital Corporation (ICAP), adjusted for the annual operating expenses of the Class A shares of the fund. The performance of the ICAP Discretionary Equity Composite does not represent actual performance of the fund, but rather the composite performance of individual accounts using substantially the same investment objectives and practices as the fund. The Lipper Growth & Income Index represents the average returns with dividends reinvested of the 30 largest funds in the category. There were 547, 215 and 127 funds in the Lipper Growth & Income Objective category for the 1-, 5-, and 10-year periods, respectively. Both the ICAP Discretionary Equity Composite performance and the fund's performance represent past performance and may not be indicative of the fund's future performance.

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes

a lifetime

to build.

Once achieved,

it should be

preserved.

Dear Shareholder

Just 14 months ago, we introduced a very special equity fund designed to allow investors to participate in the growth potential of equity investments with less risk and price volatility than the overall market.

Today, looking back over that fund's first full calendar year of operation -- January 1 through December 31, 1997 -- I am proud to report to you that the Nuveen Growth and Income Stock Fund and its risk-sensitive strategy have fulfilled that initial promise.

Helping Risk-Sensitive Investors
Pursue Long-Term Growth

In many ways, 1997 -- which saw both strength and volatility in the markets -- was a textbook case of how successful that kind of disciplined, risk-resistant equity strategy can be. During 1997's turbulent market, the fund outperformed its peers while also providing superior capital protection during the October downturn precipitated by the Asia crisis.

As of year end, Class A shareholders in the Nuveen Growth and Income Stock Fund enjoyed a one-year return of 27.48%, compared with the 26.96% average generated by the Lipper Growth and Income Fund Index for the same period. The numbers posted by the fund since its inception are equally impressive, with the fund turning in a 30.49% annualized lifetime return as of December 31, 1997, versus the 28.98% return for the Lipper index.

The message is compelling: Risk-sensitive investors do not have to forego the growth that's essential to the long-term success of any diversified investment plan. In fact, by combining a portfolio of high-quality stocks that we believe are undervalued by the market with time-tested risk management techniques, the Nuveen Growth and Income Stock Fund not only allows you to participate in the growth potential of the stock market, it gives you valuable downside protection in periods of uncertainty.

"Nuveen Growth

and Income

Stock Fund

hasn't been

around

for long,

yet it has a

compelling record

behind it."


    - Morningstar, Inc.


A Core Holding for
Today and Tomorrow

With the Nuveen Growth and Income Stock Fund, we set out to create an equity investment managed with Nuveen values, one that combines strong, consistent performance potential over time with a focus on protecting the wealth you've worked hard to achieve.

We believe we have succeeded. And we're not alone. Morningstar, Inc. concluded in a recent analysis, "Nuveen Growth and Income Stock Fund hasn't been around for long, yet it has a compelling record behind it."

We hope that you and your financial adviser are happy with the initial performance of your fund. Your adviser can also introduce you to a number of other Nuveen products and services designed to round out your portfolio of core investments, including the Nuveen Rittenhouse Growth Fund, which was introduced in January. This new fund invests in blue-chip companies with a history of consistent earnings and dividend growth and, coupled with the fund's low-turnover portfolio management strategy, provides a tax-efficient way for investors to build and sustain wealth. We encourage you to talk with your financial adviser to see if the Nuveen Rittenhouse Growth Fund -- along with our variety of equity, balanced and fixed-income investments -- may be right for you.

On behalf of everyone at Nuveen, thank you for your continued confidence in us and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 12, 1998

Disciplined Stock Selection
Makes the Difference


Institutional Capital, the sub-adviser selected by Nuveen, selects stocks from a universe of approximately 450 large and midsize companies, using proprietary quantitative valuation models to determine which of these stocks appear to be undervalued in today's market. Based on a rigorous assessment of each company's prospects, the portfolio manager then looks for a "catalyst" that could be the key to improving the undervalued stock's price. A catalyst may be as simple as an anticipated management change or as complex as a fundamentally improved industry outlook.

Once selected, the stocks are monitored closely and replaced if they reach their target value, fail to meet expectations or become less attractive relative to other portfolio candidates.

An example of how this process works to investors' advantage is illustrated by a recent purchase and sale of Allstate Insurance, the nation's second largest writer of personal insurance.

The stock was first purchased for the Nuveen Growth and Income Stock Fund on August 7, 1996 at around $46 per share. The "catalysts" perceived by the investment team were a reduction in overall risk exposure and management's focus on controlling expenses.

Allstate became one of the fund's top 10 holdings for much of 1997.

As these catalysts took hold and the market recognized Allstate's underlying value, the position was sold at roughly $83 per share -- a gain of approximately 80% on the first purchase price.

Allstate Insurance: A Case Study in Your Fund Manager's Stock Selection

                          [GRAPH CHART APPEARS HERE]

January      First purchased        Named one of          Rated one of the
1996         for Nuveen Funds       Smart Money's         most admired
             $46 per share          Five Best for '97     U.S. companies


Opens first office             Nuveen exits
in China                       $83 per share
                               October 1997

This was a particularly rewarding investment by the fund, and not all of the fund's investments have or will be successful.

Report from the
Fund's Equity Adviser



Institutional Capital

talks about the

financial markets and

offers insights into

factors that affected

the performance

of the fund over the

past year.



The Year In Review

The U.S. equity market enjoyed a banner year in 1997, resulting from a favorable economic environment of solid growth, low inflation and declining interest rates.

Reflecting the strength of the markets, the benchmark Standard & Poor's 500 index posted a healthy 33% gain for the year. Combined with the double-digit returns of 1995 and 1996, 1997's gains capped the stock market's best three-year period in more than 70 years.

The year was not without volatility, however. In the first quarter, the Federal Open Market Committee's decision to raise short-term interest rates resulted in a sharp decline in stock prices. But the market quickly rebounded in the second quarter, with all of the major indexes going on to establish new record highs. In October, the fallout from the Asian financial crisis caused the stock market to suffer its first "correction" of more than 10% since 1990. Once again, however, the market proved resilient, retracing its losses and ending the year on a strong note.

During the year, large capitalization stocks continued to dominate returns, as investors favored non-cyclical issues, especially after the decline in October. Among industry sectors, financials were the strongest, benefiting from declining interest rates, and technology stocks, which did well in 1996, underperformed the market in 1997.

1997 Fund Performance

The Nuveen Growth and Income Stock Fund registered strong gains in 1997, comparing favorably to benchmarks reflecting the fund's growth and income objective as well as its value-oriented investment style.

Aiding fund performance throughout the year was a strict adherence to the fund's disciplined investment approach. In 1997, the fund's primary focus was on companies undergoing a corporate restructuring as well as those enjoying pricing advantages due to supply and demand conditions. An emphasis on these themes enabled the fund to fully participate in the market's rise to record highs in the first half of the year.

"The fund's emphasis on high-quality, large-cap value stocks, as well as an increased cash allocation, enabled the fund to protect investor capital during the October correction better than the overall market or growth and income funds in general."

Further contributing to the fund's performance in 1997 were its risk management strategies. These strategies proved valuable during the highly volatile second half of the year. The fund's emphasis on high-quality, large-cap value stocks, as well as an increased cash allocation, enabled the fund to protect investor capital during the October correction better than the overall market or growth and income funds in general.


Economic Developments and Outlook

The economy in 1997 proved stronger and more resilient than many forecasts had predicted. Real growth was the strongest in 10 years, and inflation came in lower than in any year in the last three decades.

Looking forward, however, there are signs that the economic outlook may be less bright in 1998. Though it's still too early to predict how the financial instability in Asia will play out, we expect growth in the region to slow sharply.

The turmoil in Asia and its impact on the U.S economy is difficult to gauge at this time. Here at home, the fund's investment team expects economic growth to moderate somewhat from last year's pace. During the first half of the year, growth may be sluggish due to inventory buildups and a slowdown in international trade.

By the second half, the slowdown in production is expected to moderate which, combined with the impact of lower bond rates, should result in stronger growth.

The outlook for inflation in 1998 is promising. Price increases are expected to remain under 2% as a result of lower prices on Asian imports and a strong dollar. Increasing wage pressures remain one of the few negatives on the inflation front.

Federal Reserve policy has remained unchanged since last March, and with the dual benefits of moderate economic growth and low inflation, odds are that the Fed is likely to view stable policy as the most prudent course of action.


Fund Outlook

In the months ahead, the fund will continue its emphasis on companies that we believe are candidates for corporate restructuring, as well as those enjoying pricing flexibility due to supply and demand conditions. At the same time, we will explore the unique and timely opportunities facing companies that may benefit from the Asian financial crisis.

Given the current market and economic backdrop, and the fund's fundamental emphasis on value, we believe the Nuveen Growth and Income Stock Fund is well positioned for the coming year.

                      Nuveen Growth and Income Stock Fund
                      Performance Overview
                      As of December 31, 1997

--------------------------------------------
Industry Diversification
--------------------------------------------

[PIE Chart Appears Here]


Retail                           2%
Consumer Staples                14%
Capital Spending                13%
Financial                       11%
Health Care                     11%
Technology                      11%
Basic Industries                10%
Consumer Services               10%
Energy                           8%
Transportation                   6%
Consumer Durables                4%

--------------------------------------------



--------------------------------------------
Portfolio Allocation
--------------------------------------------

[PIE Chart Appears Here]

Stocks                          91%
Cash                             9%

--------------------------------------------



--------------------------------------------
Growth of $10,000 Invested on 8/7/96/1/
---------------------------------------

[Mountain Chart Appears Here]
August 1996      9475
December 1997   13752


--------------------------------------------------------------------
Fund Highlights
--------------------------------------------------------------------

Share Class                                             A          B          C          R
CUSIP                                           67064Y503  67064Y602  67064Y701  67064Y800
 ..........................................................................................
Inception Date                                       8/96       8/96       8/96       8/96
 ..........................................................................................
Net Asset Value (NAV)                              $23.35     $23.32     $23.30     $23.36
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Fund Net Assets (millions)                                                          $752.7
 ..........................................................................................
Beta                                                                                  0.90
 ..........................................................................................
Average Market Capitalization                                                  $27 billion
 ..........................................................................................
Average P/E (trailing 12 mos.)                                                        17.2
 ..........................................................................................
Number of Stocks                                                                        44
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Annualized Total Return/2/
------------------------------------------------------------------------------------------
Share Class                            A(NAV)    A(Offer)          B          C          R
1-Year                                 27.48%      20.78%     26.45%     26.36%     27.83%
 ..........................................................................................
Since Inception                        30.49%      25.55%     29.50%     29.42%     30.83%
------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------
Top 10 Holdings
------------------------------------------------------------------------------------------
Phillip Morris                              3.70%      American Home Products        3.29%
 ..........................................................................................
General Motors                              3.66%      Philips Electronics NV AD     3.16%
 ..........................................................................................
DuPont                                      3.57%      Northrop Grumman Corp         3.05%
 ..........................................................................................
Loews Corp                                  3.48%      News Corp Ltd. ADR            3.03%
 ..........................................................................................
Nationsbank Corp                            3.33%      Citicorp                      2.94%
------------------------------------------------------------------------------------------

/1/Returns assume reinvestment of all dividends and capital gains and an investment at the maximum offer price (including sales charge). Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Returns reflect reimbursement of expenses by the adviser. The performance data quoted represents past performance, which is not indicative of future results.

/2/Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year. Class B and Class C returns do not reflect imposition of the CDSC.

                    Portfolio of Investments (Unaudited)
                    Nuveen Growth and Income Stock Fund

                                                                                                 Market
       Shares      Description                                                                    Value
-------------------------------------------------------------------------------------------------------
                   COMMON STOCKS - 86.8%

                   Basic Industries - 9.0%

       151,400     Akzo Nobel N.V. Sponsored ADR                                            $13,152,875
       142,100     Boise Cascade Corporation                                                  4,298,525
       441,700     E.I. du Pont de Nemours and Company Ltd.                                  26,529,606
       211,600     IMC Global Inc.                                                            6,929,900
       275,300     Reynolds Metals Company                                                   16,518,000
-------------------------------------------------------------------------------------------------------
                   Capital Equipment/Technology - 9.2%

       257,400     First Data Corporation                                                     7,528,950
       180,600     International Business Machines Corporation                               18,883,988
       145,800     LSI Logic Corporation #                                                    2,879,550
       294,350     Motorola, Inc.                                                            16,796,347
       388,200     Philips Electronic N.V.                                                   23,486,100
-------------------------------------------------------------------------------------------------------
                   Capital Spending - 11.0%

       341,220     Boeing Company                                                            16,697,475
       271,600     Case Corporation                                                          16,414,825
       141,400     B.F. Goodrich Company                                                      5,859,263
       196,650     Northrop Grumman Corporation                                              22,614,750
        28,601     Raytheon Company - Class A                                                 1,410,379
       394,500     Raytheon Company - Class B                                                19,922,250
-------------------------------------------------------------------------------------------------------
                   Consumer Durables - 3.6%

       448,500     General Motors Corporation                                                27,190,313
-------------------------------------------------------------------------------------------------------
                   Consumer Services - 8.9%

       612,500     Dun & Bradstreet Corporation                                              18,949,219
       672,000     Host Marriott Corp. #                                                     13,188,000
       625,924     Peninsular and Oriental Steam Navigation Company                          14,305,242
       711,400     U.S. West Media Group #                                                   20,541,675
-------------------------------------------------------------------------------------------------------
                   Consumer Staples - 12.5%

       561,000     Archer-Daniels-Midland Company                                            12,166,688
       381,200     Diageo PLC Sponsored ADR                                                  14,437,950
       444,600     Hasbro, Inc.                                                              14,004,900
       243,350     Loews Corporation                                                         25,825,519
       606,100     Philip Morris Companies Inc.                                              27,463,906
-------------------------------------------------------------------------------------------------------
                   Energy - 6.8%

       168,500     Ashland Inc.                                                             $ 9,046,344
       190,560     Elf Acquitaine SA Sponsored ADR                                           11,171,580
       430,800     Union Pacific Resources Group Inc.                                        10,446,900
       530,350     Unocal Corporation                                                        20,584,209

                Portfolio of Investments (Unaudited)
                Nuveen Growth and Income Stock Fund - continued


                                                                                                               Market
        Shares         Description                                                                              Value
---------------------------------------------------------------------------------------------------------------------
                       COMMON STOCKS - continued

                       Financials - 9.2%

       119,600         Banc One Corporation                                                                 6,495,775
       172,400         Citicorp                                                                            21,797,825
       406,850         NationsBank Corporation                                                             24,741,566
        47,150         Wells Fargo & Company                                                               16,004,478
---------------------------------------------------------------------------------------------------------------------
                       Health Care - 9.3%

       319,050         American Home Products Corporation                                                  24,407,325
        28,000         Baxter International Inc.                                                            1,412,250
       498,000         Hoechst AG Sponsored ADR                                                            17,461,125
       334,415         Rhone-Poulenc SA-Sponsored ADR                                                      14,839,666
       366,400         Tenet Healthcare Corporation #                                                      12,137,000
---------------------------------------------------------------------------------------------------------------------
                       Retail - 1.8%

       320,600         Federated Department Stores, Inc.#                                                  13,805,838
---------------------------------------------------------------------------------------------------------------------
                       Transportation - 5.5%

        51,550         AMR Corporation #                                                                    6,624,174
       172,000         Burlington Northern Santa Fe                                                        15,985,250
       694,600         Canadian Pacific, Ltd.                                                              18,927,848
---------------------------------------------------------------------------------------------------------------------
                       Total Common Stocks - (cost $598,348,070)                                          653,885,348
---------------------------------------------------------------------------------------------------------------------
                       PREFERRED STOCKS - 3.0%

     1,133,250         News Corporation Limited Sponsored ADR                                              22,523,343
---------------------------------------------------------------------------------------------------------------------
                       Total Preferred Stocks - (cost $20,187,488)                                         22,523,343
---------------------------------------------------------------------------------------------------------------------
     Principal                                                                                                 Market
        Amount         Description                                                                              Value
---------------------------------------------------------------------------------------------------------------------
                       SHORT-TERM INVESTMENTS - 8.8%

    33,000,000         AT&T Corporation, Commercial Paper, effective yield of 5.90%, 1/27/98               32,863,435
    20,000,000         Coca Cola Company, Commercial Paper, effective yield of 5.84%, 1/08/98              19,977,911
    13,300,000         Xerox Credit Corporation, Commercial Paper, effective yield of 6.65%, 1/02/98       13,297,599
---------------------------------------------------------------------------------------------------------------------
                       Total Short-Term Investments - (cost $66,138,945)                                   66,138,945
                       ----------------------------------------------------------------------------------------------
                       Total Investments - (cost $684,674,503) - 98.6%                                    742,547,636
                       ----------------------------------------------------------------------------------------------
                       Other Assets Less Liabilities - 1.4%                                                10,168,254
                       ----------------------------------------------------------------------------------------------
                       Net Assets - 100%                                                                 $752,715,890
                       ==============================================================================================
                           # Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)

December 31, 1997

-----------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $684,674,503) (note 1)                      $742,547,636
Cash                                                                                          112,770
Receivables:
  Dividends                                                                                   585,095
  Investments sold                                                                         11,340,568
  Shares sold                                                                               2,513,162
Deferred organization costs (note 1)                                                          134,622
Other assets                                                                                   12,254
-----------------------------------------------------------------------------------------------------
       Total assets                                                                       757,246,107
-----------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                     1,017,053
  Shares redeemed                                                                           1,382,629
Accrued expenses:
  Management fees (note 4)                                                                    386,189
  12b-1 distribution and service fees (notes 1 and 4)                                         174,341
  Other                                                                                       114,781
Dividends payable                                                                           1,455,224
-----------------------------------------------------------------------------------------------------
       Total liabilities                                                                    4,530,217
-----------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                      $752,715,890
=====================================================================================================
Class A Shares (note 1)
Net assets                                                                               $683,921,765
Shares outstanding                                                                         29,290,154
Net asset value and redemption price per share                                           $      23.35
Offering price per share (net asset value per share plus maximum sales
   charge of 5.25% of offering price)                                                    $      24.64
=====================================================================================================
Class B Shares (note 1)
Net assets                                                                               $ 42,402,368
Shares outstanding                                                                          1,818,316
Net asset value, offering and redemption price per share                                 $      23.32
=====================================================================================================
Class C Shares (note 1)
Net assets                                                                               $ 10,622,923
Shares outstanding                                                                            455,992
Net asset value, offering and redemption price per share                                 $      23.30
=====================================================================================================
Class R Shares (note 1)
Net assets                                                                               $ 15,768,834
Shares outstanding                                                                            675,014
Net asset value, offering and redemption price per share                                 $      23.36
=====================================================================================================

9                                See accompanying notes to financial statements.

             Statement of Operations (Unaudited)
             Six months ended December 31, 1997



             -------------------------------------------------------------------------------------------
              Investment Income (note 1)
              Dividends                                                                       $4,680,097
              Interest                                                                         2,202,852
             -------------------------------------------------------------------------------------------
                 Total Investment Income                                                      $6,882,949
             -------------------------------------------------------------------------------------------

              Expenses
              Management fees (note 4)                                                         2,997,062
              12b-1 service fees - Class A (notes 1 and 4)                                       841,746
              12b-1 distribution and service fees - Class B (notes 1 and 4)                      136,418
              12b-1 distribution and service fees - Class C (notes 1 and 4)                       35,924
              Shareholders' servicing agent fees and expenses                                    574,039
              Custodian's fees and expenses                                                       63,263
              Trustees' fees and expenses (note 4)                                                33,222
              Professional fees                                                                   21,719
              Shareholders' reports - printing and mailing expenses                              197,903
              Federal and state registration fees                                                100,672
              Amortization of deferred organization costs (note 1)                                18,148
              Other expenses                                                                      13,033
              ------------------------------------------------------------------------------------------
              Total expenses before expense reimbursement                                      5,033,149
                 Expense reimbursement (note 4)                                                 (579,271)
              ------------------------------------------------------------------------------------------
              Net expenses                                                                     4,453,878
              ------------------------------------------------------------------------------------------
              Net investment income                                                            2,429,071
              ------------------------------------------------------------------------------------------

              Realized and Unrealized Gain (loss) from Investments
              Net realized gain from investment transactions (notes 1 and 3)                  61,182,583
              Net change in unrealized appreciation or depreciation of investments           (21,841,374)
              ------------------------------------------------------------------------------------------
              Net gain from investments                                                       39,341,209
              ------------------------------------------------------------------------------------------
              Net increase in net assets from operations                                    $ 41,770,280
              ==========================================================================================

                                 See accompanying notes to financial statements.

              Statement of Changes in Net Assets (Unaudited)




                                                                               Six months ended           8/7/96 to
                                                                                       12/31/97             6/30/97
              -----------------------------------------------------------------------------------------------------
              Operations
              Net investment income                                               $   2,429,071        $  4,552,258
              Net realized gain from investment transactions
                (notes 1 and 3)                                                      61,182,583          23,971,540
              Net change in unrealized appreciation or depreciation
                of investments                                                      (21,841,374)         79,714,507
              -----------------------------------------------------------------------------------------------------
              Net increase in net assets from operations                             41,770,280         108,238,305
              -----------------------------------------------------------------------------------------------------
              Distributions to Shareholders (note 1)
              From undistributed net investment income:
                 Class A                                                             (2,388,265)         (4,326,777)
                 Class B                                                                 (2,168)            (33,641)
                 Class C                                                                   (545)            (11,701)
                 Class R                                                                (73,234)           (131,681)
              From accumulated net realized gains from investment transactions:
                 Class A                                                            (55,954,561)                (96)
                 Class B                                                             (3,039,217)                (96)
                 Class C                                                               (762,373)                (96)
                 Class R                                                             (1,266,493)            (57,187)
              -----------------------------------------------------------------------------------------------------
              Decrease in net assets from distributions to shareholders             (63,486,856)         (4,561,275)
              -----------------------------------------------------------------------------------------------------
              Fund Share Transactions (note 2)
              Net proceeds from sale of shares                                       98,021,637         560,742,869
              Net proceeds from shares issued to shareholders
                due to reinvestment of distributions                                 52,905,817           1,085,746
              -----------------------------------------------------------------------------------------------------
                                                                                    150,927,454         561,828,615
              -----------------------------------------------------------------------------------------------------
              Cost of shares redeemed                                               (22,644,906)        (19,389,087)
              -----------------------------------------------------------------------------------------------------
              Net increase in net assets
                from Fund share transactions                                        128,282,548         542,439,528
              -----------------------------------------------------------------------------------------------------
              Net increase in net assets                                            106,565,972         646,116,558
              Net assets at the beginning of period                                 646,149,918              33,360
              -----------------------------------------------------------------------------------------------------
              Net assets at the end of period                                      $752,715,890        $646,149,918
              =====================================================================================================
              Balance of undistributed net investment
                income at end of period                                            $     13,317        $     48,458
              =====================================================================================================


                                 See accompanying notes to financial statements.

               Notes to Financial Statements (Unaudited)

               1. General Information and Significant Accounting Policies
The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

               Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

               Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1997, the Fund had no such outstanding purchase commitments.

               Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

               Dividends and Distributions to Shareholders
Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

               Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

               Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

               Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1997.

               Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

               Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

               Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

              2. Fund Shares
Transactions in Fund shares were as follows:

                                  Six months ended 12/31/97       8/7/96 to 6/30/97
                                 ------------------------------------------------------
                                   Shares         Amount        Shares*       Amount
---------------------------------------------------------------------------------------
Shares sold:
Class A                           2,127,557    $ 53,452,635   26,506,586   $534,047,616
Class B                           1,301,686      32,578,975      451,781     10,154,679
Class C                             286,656       7,183,785      156,621      3,451,741
Class R                             190,091       4,806,242      655,095     13,088,833
Shares issued to shareholders
due to reinvestment
of distributions:
Class A                           2,122,583      48,411,017       51,079      1,069,544
Class B                             115,904       2,622,214           38            787
Class C                              29,839         674,647           10            201
Class R                              52,435       1,197,939          726         15,214
---------------------------------------------------------------------------------------
                                  6,226,751     150,927,454   27,821,936    561,828,615
---------------------------------------------------------------------------------------
Shares redeemed:
Class A                            (625,328)    (15,611,033)    (892,740)   (18,980,846)
Class B                             (43,674)     (1,076,951)      (7,836)      (182,828)
Class C                             (11,863)       (293,580)      (5,688)      (119,188)
Class R                            (218,876)     (5,663,342)      (4,874)      (106,225)
---------------------------------------------------------------------------------------
                                   (899,741)    (22,644,906)    (911,138)   (19,389,087)
---------------------------------------------------------------------------------------
Net increase                      5,327,010    $128,282,548   26,910,798   $542,439,528
=======================================================================================

*    Shares sold reflect a December 18, 1996, stock split of 1.113830, 1.112700,
     1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

              3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the six months ended December 31, 1997, were as follows:

            ------------------------------------------------
            Purchases:
               Investment securities          $  759,614,757
               U.S. government obligations                --
               Short-term investments          2,389,125,153
            Sales:
               Common and preferred stocks       699,848,739
               U.S. government obligations                --
               Short-term investments          2,392,097,606
            ------------------------------------------------

At December 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $57,873,133 of which $70,608,935 related to appreciated securities and $12,735,802 related to depreciated securities.

            4.  Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

            Average daily net asset value  Management fee
            ------------------------------------------------
            For the first $125 million            .8500 of 1%
            For the next $125 million             .8375 of 1
            For the next $250 million             .8250 of 1
            For the next $500 million             .8125 of 1
            For the next $1 billion               .8000 of 1
            For net assets over $2 billion        .7750 of 1
            ------------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $2,712,105 of which approximately $2,587,625 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1997, the Distributor compensated authorized dealers directly with approximately $1,397,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1997, the Distributor retained approximately $172,300 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $206,700 of CDSC on share redemptions during the six months ended December 31, 1997.

              5. Composition of Net Assets

At December 31, 1997, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

           ---------------------------------------------------------------------------
           Capital paid-in                                                $670,739,125
           Balance of undistributed net investment income                       13,317
           Accumulated net realized gain from investment transactions       24,090,315
           Net unrealized appreciation of investments                       57,873,133
           ---------------------------------------------------------------------------
           Net assets                                                     $752,715,890
           ===========================================================================

                             Financial Highlights

              Financial Highlights (Unaudited)

              Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)             Operating performance          Less distributions
                                ---------------------------    -------------------------

                                                        Net
                            Net                realized and                                   Net      Total
                          asset                  unrealized     Dividends                   asset     return
                          value          Net    gain (loss)      from net  Distributions    value     on net
Year ended            beginning   investment           from    investment   from capital   end of      asset
June 30,              of period    income(b)    investments        income          gains   period   value(a)
------------------------------------------------------------------------------------------------------------
Class A (8/96)
 1998 (e)                $24.01         $.09          $1.41        $(.09)        $(2.07)   $23.35       6.46%
 1997 (d)**               17.96          .30           6.18         (.20)          (.23)    24.01      36.30
Class B (8/96)
 1998 (e)                 24.00           --           1.39           --          (2.07)    23.32       6.05
 1997 (d)**               17.97          .21           6.13         (.08)          (.23)    24.00      35.37
Class C (8/96)
 1998 (e)                 23.98           --           1.39           --          (2.07)    23.30       6.06
 1997 (d)**               17.97          .21           6.11         (.08)          (.23)    23.98      35.26
Class R (8/96)
 1998 (e)                 24.02          .12           1.41         (.12)         (2.07)    23.36       6.58
 1997 (d)**               17.96          .30           6.24         (.25)          (.23)    24.02      36.65
============================================================================================================

      *   Annualized.
     ** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.
     (a) Total returns are calculated on net asset value without any sales charge and are not annualized.
     (b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.
     (c) Average Commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.
     (d)  From commencement of class operations as noted.
     (e)  For the six months ended December 31, 1997.

                                Ratios/Supplemental data
----------------------------------------------------------------------------------------------------------
                                             Ratio                      Ratio
                                            of net                     of net
                           Ratio of     investment     Ratio of    investment
                           expenses      income to     expenses     income to
                         to average        average   to average       average
                         net assets     net assets   net assets    net assets
    Net assets               before         before        after         after   Portfolio        Average
 end of period           reimburse-     reimburse-   reimburse-    reimburse-    turnover     commission
(in thousands)                 ment           ment     ment (b)      ment (b)        rate   rate paid(c)
--------------------------------------------------------------------------------------------------------
$      683,922                 1.36%*          .54%*       1.20%*         .70%*       110%        $.0326
       616,209                 1.28*          1.45*        1.20*         1.53*        110          .0322

        42,402                 2.12*          (.20)*       1.95*         (.03)*       110          .0326
        10,664                 2.03*           .95*        1.95*         1.03*        110          .0322

        10,623                 2.11*          (.20)*       1.95*         (.04)*       110          .0326
         3,630                 2.03*           .96*        1.95*         1.04*        110          .0322

        15,769                 1.11*           .78*         .95*          .94*        110          .0326
        15,647                 1.47*          1.04*         .95*         1.56*        110          .0322
========================================================================================================

Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed
to help you reach
your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and
Income
Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully-crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts

Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees

James E. Bacon
Anthony T. Dean
William T. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager

Nuveen Institutional
Advisory Corporation
333 West Wacker Drive
Chicago, IL 60606

Fund Sub-adviser

Institutional Capital Corporation
225 West Wacker Drive
Chicago, IL 60606

Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent

Shareholder Services, Inc.
P.O. Box 5330
Denver, CO 80217-5330
(800) 621-7227

Legal Counsel

Chapman and Cutler
Chicago, IL

Independent Public
Accountants

Arthur Anderson LLP
Chicago, IL

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Serving Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


1898 Nuveen

OUR SECOND CENTURY 1998
  helping investors sustain the wealth of a lifetime.

John Nuveen, Sr.
333 West Wacker Drive
Chicago, IL  60606-1286

www.nuveen.com


ESA-GI 12-97

NUVEEN


Growth and Income
Mutual Funds

December 31, 1997

Semiannual Report

For investors seeking
attractive after-tax returns
from long-term growth of
capital and tax-free income.

[PHOTO APPEARS HERE]

Balanced
Municipal and
Stock Fund

Nuveen Balanced Municipal and Stock Fund
Highlights
As of December 31, 1997



    Contents
 1  Dear Shareholder
 3  Report from your
    Fund's Manager
 5  Performance Overview
 6  Portfolio of Investments
13  Statement of Net Assets
14  Statement of Operations
15  Statement of Changes
    in Net Assets
16  Notes to
    Financial Statements
21  Financial Highlights
24  Building Better
    Portfolios with Nuveen
25  Fund Information



A Solid 1st Full Year for the Fund...

Attractive Annualized Fund Total Return (Class A Shares)

[BAR CHART APPEARS HERE]

One Year               Since Inception
16.31%                     17.47%
10.22%                     13.05%

[_]  NAV
[_]  Offer


 ...and Well Positioned
   for the Future

Portfolio Composition

[PIE CHART APPEARS HERE]

Municipal Bonds              60%
Stocks                       40%


Municipal Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA                          50%
AA                            8%
A                             9%
BBB                          33%



Top 5 Stock Holdings

Phillip Morris             1.64%
General Motors             1.58%
Philips Electronics        1.58%
NationsBank Corp           1.50%
American Home Products     1.49%

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.



Dear Shareholder


Just 10 months ago, we introduced an innovative balanced mutual fund that combines the growth potential of stocks with the tax-free income of municipal bonds.

Today, looking back over that fund's first full calendar year of operation -- January 1 through December 31, 1997 -- I am proud to report to you that the Nuveen Balanced Municipal and Stock Fund and its risk-sensitive strategy for growth and income have fulfilled that initial promise.

Investing for Growth of
Capital and Tax-Free Income
In many ways, 1997 -- which saw both strength and volatility in the markets -- focused renewed attention on the need for diversification and appropriate asset allocation. While stocks played an important role in helping investors achieve growth, volatility in the equity markets provided a vivid illustration of the steadying effect that fixed-income investments can add to a well-balanced portfolio. At year's end, Class A shareholders in the Nuveen Balanced Municipal and Stock Fund enjoyed a one-year return of 16.31%, and since inception, the fund has turned in a 17.47% return.

The message is compelling: Risk-sensitive investors do not have to forego the growth that's essential to the long-term success of any diversified investment plan. In fact, by combining a portfolio of high-quality stocks that we believe are undervalued by the market with the dependable tax-free income of municipal bonds, time-tested risk management techniques, the Nuveen Balanced Municipal and Stock Fund not only allows you to participate in the growth potential of the stock market, it helps you preserve your lifestyle against the effects of inflation.

A Core Holding for
Today and Tomorrow
With the Nuveen Balanced Municipal and Stock Fund, we set out to create an investment managed with Nuveen values, one that combined strong, consistent performance potential over time with a focus on protecting the wealth you've worked hard to achieve. The fund invests the majority of its assets in quality municipal bonds with intermediate effective maturities. Nuveen brings a century of experience to the search for attractively priced bonds it believes

The message is
compelling:
Risk-sensitive
investors do not
have to forego
the growth that's
essential to the
long-term
success of any
diversified
investment plan.



offer the best balance of tax-free income and total return. The fund's equity portfolio manager invests the remaining assets in stocks of established, well-known companies, which historically have been less volatile than small company stocks. We believe this investment focus, paired with a team-oriented, disciplined approach, can help generate more consistent, predictable long-term performance.

We hope that you and your financial adviser are happy with the initial performance of your fund. Your adviser can also introduce you to a number of other Nuveen products and services designed to round out your portfolio of core investments, including the Nuveen Rittenhouse Growth Fund, which was introduced in January. We encourage you to talk to your financial adviser to see if the Nuveen Rittenhouse Growth Fund -- along with our variety of equity, balanced and fixed-income investments -- may be right for you.

On behalf of everyone at Nuveen, thank you for your continued confidence in us and our family of investments.



Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 12, 1998

Report from Your Fund's Manager


The Year In Review
The U.S. equity and municipal bond markets enjoyed a banner year in 1997, resulting from a favorable economic environment of solid growth, low inflation and declining interest rates. The municipal market was characterized by large supply and low interest rate levels, and municipal bonds remained very attractive compared with other fixed-income investments, with yields approximately 90% of Treasury yields.

Reflecting the strength of the markets, the benchmark Standard & Poor's 500 index posted a healthy 33% gain for the year. Combined with the double-digit returns of 1995 and 1996, 1997's gains capped the stock market's best three-year period in more than 70 years. In unison, the bond markets posted significant gains due mainly to the minimal inflation rate. Between January 1997 and December 1997, the yield on 10-year Lehman Brothers Municipal Bond index (which is a benchmark for the municipal component of this fund) dropped from 5.09% to 4.56%.

The year was not without volatility, however. In the first quarter, the Federal Open Market Committee's decision to raise short-term interest rates resulted in a sharp decline in stock prices. But the market quickly rebounded in the second quarter, with all of the major indexes going on to establish new record highs. In October, the fallout from the Asian financial crisis caused the stock market to suffer its first "correction" of more than 10% since 1990. Once again, however, the market proved resilient, retracing its losses and ending the year on a strong note.

During the year, large capitalization stocks continued to dominate returns, as investors favored non-cyclical issues, especially after the decline in October. Among industry sectors, financials were the strongest, benefiting from declining interest rates, and technology stocks, which did well in 1996, underperformed the market in 1997.

1997 Fund Performance
The Nuveen Balanced Municipal and Stock Fund registered solid gains in 1997, benefiting from the advances in both the equity and municipal markets.

Aiding fund performance throughout the year was a strict adherence to the fund's disciplined investment approach. In 1997, the primary focus in the fund's equity portfolio was on companies undergoing a corporate restructuring as well as those enjoy-ing pricing advantages due to supply and demand conditions. In the municipal bond portfolio, the fund's manager continued to emphasize long-intermediate-term bonds with 10- to 15-year maturities while searching for opportunities to add incremental yield to the portfolio.

Further contributing to the fund's performance in 1997 were its risk management strategies. These strategies proved valuable during the highly volatile second half of the year. The fund's emphasis on high-quality, large-cap value stocks, as well as intermediate municipals, enabled the fund to protect investor capital during the October correction better than the overall market or balanced funds in general.

Economic Developments and
Outlook
The economy in 1997 proved stronger and more resilient than many forecasts had predicted. Real growth was the strongest in 10 years, and inflation came in lower than in any year in the last three decades.

Looking forward, however, there are signs that the economic outlook may be less bright in 1998. We expect that both equity and bond returns will be constrained due to a number of factors, including sluggish profit growth, increased competition from imports, and higher wage costs.

The turmoil in Asia and its impact on the U.S. economy is difficult to gauge at this time. Here at home, the fund's investment team expects economic growth to moderate somewhat from last year's pace. During the first half of the year, growth may be sluggish due to inventory buildups and a slowdown in international trade. By the second half, the slow down in production is expected to moderate, which, combined with the impact of low interest rates should result in stronger growth.

The outlook for inflation in 1998 is promising. Price increases should remain under 2% as a result of lower prices on Asian imports and a strong dollar. Increasing wage pressures remain one of the few negatives on the inflation front.

Federal Reserve policy has remained unchanged since last March, and with the dual benefits of moderate economic growth and low inflation, odds are that the Fed is likely to view stable policy as the most prudent course of action.

Fund Outlook
In the months ahead, the fund's equity portfolio will continue to have an emphasis on companies that we believe are candidates for corporate restructuring, as well as those enjoying pricing flexibility due to supply and demand conditions. At the same time, we will explore the unique and timely opportunities facing companies that may benefit from the Asian financial crisis. In the fixed-income portfolio, long-intermediate-term municipal bonds will remain the primary focus.

Given the current market and economic backdrop, and the fund's fundamental emphasis on value, we believe the Nuveen Balanced Municipal and Stock Fund is well positioned for the coming year.



"The Nuveen
Balanced
Municipal and
Stock Fund reg-
istered solid
gains in 1997,
benefiting from
the advances in
both the equity
and municipal
markets."

Nuveen Balanced Municipal and Stock Fund
Performance Overview
As of December 31, 1997

[PIE CHART APPEARS HERE]

Stock Diversification

Energy                          8%
Health Care                    11%
Financial                      11%
Transportation                  7%
Basic Industries               10%
Consumer Staples               14%
Technology                     11%
Capital Spending               13%
Consumer Durables               4%
Consumer Services               9%
Retail                          2%
----------------------------------

Growth of $10,000 on 8/7/96/1/

[MOUNTAIN CHART APPEARS HERE]

August, 1996      $ 9,475.00
December, 1997    $11,869.50

Fund Highlights
Share Class                            A           B             C             R
CUSIP                          67064Y883   67064Y875     67064Y867     67064Y859
Inception Date                      8/96        8/96          8/96          8/96
Net Asset Value (NAV)             $23.81      $23.87        $23.86        $23.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets (millions)                                               $125.4
Beta                                                                         6.9
Average Market Capitalization (Stocks)                                27 billion
Average P/E of Stocks (trailing 12 mos.)                      17.2
Number of Stocks                                                              44
--------------------------------------------------------------------------------


Annualized Total Return/2/

Share Class                 A(NAV)    A(Offer)         B         C             R
1-Year                      16.31%      10.22%    15.53%    15.48%        16.68%
Since Inception             17.47%      13.05%    16.65%    16.62%        17.79%
--------------------------------------------------------------------------------

Tax-Free Yields

Share Class                 A(NAV)    A(Offer)         B         C             R
Distribution Rate            3.24%       3.07%     1.53%     1.53%         6.14%
SEC 30-Day Yield             2.55%       2.42%     1.80%     1.80%         2.81%
--------------------------------------------------------------------------------

1 Returns assume reinvestment of all dividends and capital gains and an investment at the maximum offer price (including sales charge). Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Returns reflect reimbursement of expenses by the adviser. The performance data quoted represents past performance, which is not indicative of future results.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year. Class B and Class C returns do not reflect imposition of the CDSC.

Portfolio of Investments (Unaudited)
Nuveen Balanced Municipal and Stock Fund

                                                                          Market
     Shares     Description                                                Value
--------------------------------------------------------------------------------
                COMMON STOCKS -- 38.3%

                Basic Industries -- 3.7%

     11,100     Akzo Nobel N.V. Sponsored ADR                         $  964,313
     10,600     Boise Cascade Corporation                                320,650
     28,500     E.I. du Pont de Nemours and Company Ltd.               1,711,781
     15,900     IMC Global Inc.                                          520,725
     18,750     Reynolds Metals Company                                1,125,000
--------------------------------------------------------------------------------
                Capital Equipment/Technology -- 4.2%

     18,400     First Data Corporation                                   538,200
     13,450     International Business Machines Corporation            1,406,366
     13,000     LSI Logic Corporation                                    256,750
     20,750     Motorola, Inc.                                         1,184,047
     32,000     Philips Electronic N.V.                                1,936,000
--------------------------------------------------------------------------------
                Capital Spending -- 4.9%

     27,250     Boeing Company                                         1,333,547
     19,800     Case Corporation                                       1,196,663
      9,300     B.F. Goodrich Company                                    385,369
     13,450     Northrop Grumman Corporation                           1,546,750
      2,038     Raytheon Company -- Class A                              100,475
     29,750     Raytheon Company -- Class B                            1,502,375
--------------------------------------------------------------------------------
                Consumer Durables -- 1.5%

     31,950     General Motors Corporation                             1,936,969
--------------------------------------------------------------------------------
                Consumer Services -- 3.6%

     40,450     Dun & Bradstreet Corporation                           1,251,422
     45,350     Host Marriott Corp.+                                     889,994
     45,266     Peninsular and Oriental Steam Navigation Company       1,034,536
     47,050     U.S. West Media Group+                                 1,358,569
--------------------------------------------------------------------------------
                Consumer Staples -- 5.4%
     38,000     Archer-Daniels-Midland Company                           824,125
     31,900     Diageo PLC Sponsored ADR                               1,208,213
     28,375     Hasbro, Inc.                                             893,813
     17,150     Loews Corporation                                      1,820,044
     44,500     Philip Morris Companies Inc.                           2,016,406
--------------------------------------------------------------------------------
                Energy -- 2.9%
     12,300     Ashland Inc.                                             660,356
     14,540     Elf Acquitaine SA Sponsored ADR                          852,408



                                                                          Market
     Shares     Description                                                Value
--------------------------------------------------------------------------------
                Energy -- continued

     30,700     Union Pacific Resources Group Inc.                   $   744,475
     36,200     Unocal Corporation                                     1,405,013
--------------------------------------------------------------------------------
                Financials -- 4.5%

     10,050     Banc One Corporation                                     545,841
     12,550     Citicorp                                               1,586,791
     30,350     NationsBank Corporation                                1,845,659
      4,800     Wells Fargo & Company                                  1,629,300
--------------------------------------------------------------------------------
                Health Care -- 4.4%

     24,000     American Home Products Corporation                     1,836,000
      1,500     Baxter International Inc.                                 75,656
     34,600     Hoechst AG Sponsored ADR                               1,213,163
     31,301     Rhone-Poulenc SA-Sponsored ADR                         1,388,982
     28,600     Tenet Healthcare Corporation+                            947,374
--------------------------------------------------------------------------------
                Retail -- 0.7%

     20,550     Federated Department Stores, Inc.+                       884,933
--------------------------------------------------------------------------------
                Transportation -- 2.5%

      3,850     AMR Corporation+                                         494,724
     12,950     Burlington Northern Santa Fe                           1,203,540
     51,300     Canadian Pacific, Ltd.                                 1,397,924
--------------------------------------------------------------------------------
                Total Common Stocks -- (cost $45,260,603)             47,975,241
--------------------------------------------------------------------------------
                PREFERRED STOCKS -- 1.3%
     84,100     News Corporation Limited Sponsored ADR                 1,671,488
--------------------------------------------------------------------------------
                Total Preferred Stocks -- (cost $1,503,574)            1,671,488
--------------------------------------------------------------------------------

                                Nuveen Balanced Municipal and Stock Fund

      Principal                                                                             Optional Call                   Market
         Amount      Description                                                              Provisions*  Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL BONDS - 56.9%

                     Alabama - 0.4%

       $480,000      Alabama Water Pollution Control Authority, Revolving Fund Loan           8/05 at 100        Aaa    $  543,648
                       Bonds, Series 1994, 6.625%, 8/15/08
----------------------------------------------------------------------------------------------------------------------------------
                     California - 3.6%

      2,500,000      Escondido Multifamily Housing Revenue Refunding (Morning View        7/05 at 101 1/2        AAA     2,623,500
                       Terrace Apartments), FNMA Series 1997B, 5.400%, 1/01/27
                       (Mandatory put 7/01/07)

        250,000      County of Orange, California, Refunding Recovery Bonds, 1995             No Opt Call        Aaa       284,750
                       Series A, 6.000%, 6/01/10

      1,495,000      Palmdale Civic Authority, 1997 Revenue Bonds, Series A (Civic            7/07 at 102        Aaa     1,563,561
                       Center Refinancing) 5.375%, 7/01/12

----------------------------------------------------------------------------------------------------------------------------------
                     Colorado - 1.7%

      2,000,000      City and County of Denver, Colorado, Airport System Revenue             11/06 at 102        Aaa     2,165,720
                       Bonds, Series 1996 B, 5.625%, 11/15/08 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                     Connecticut - 0.8%

      1,000,000      State of Connecticut Health and Educational Facilities                  No Opt. Call        BBB     1,002,980
                       Authority Revenue Bonds, Hospital for Special Care Issue,
                       Series B, 5.125%, 7/01/07

----------------------------------------------------------------------------------------------------------------------------------
                     District of Columbia - 0.5%

        500,000      District of Columbia General Obligation Refunding Bonds,                No Opt. Call        Aaa       581,090
                       Series A-1, 6.500%, 6/01/10

----------------------------------------------------------------------------------------------------------------------------------
                     Georgia - 0.8%

        910,000      Georgia Housing and Finance Authority, Single Family Mortgage            6/06 at 102        AA+       945,809
                       Bonds, 1996 Series A, 5.875%, 12/01/19 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                     Idaho - 1.9%

        750,000      Idaho Housing and Finance Association, Single Family Mortgage            1/07 at 102         A1       775,080
                       Bonds, 1997 Series D, 5.950%, 7/01/09 (Alternative Minimum Tax)

      1,535,000      Idaho Housing and Finance Association, Single Family Mortgage Bonds  7/07 at 101 1/2         A1     1,575,401
                       1997 Series F, 5.700%, 7/01/10 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                     Illinois - 7.8%

      2,160,000      Illinois Health Facilities Authority, Revenue Bonds, Series 1985         7/04 at 102     BBB***     2,539,987
                       (St. Elizabeth's Hospital of Chicago, Inc.), 7.250%, 7/01/05
                       (Pre-refunded to 7/01/04)

      1,500,000      Illinois Health Facilities Authority, Revenue Bonds, Series 1993        11/03 at 102         A1     1,579,575
                       (OSF Healthcare System), 6.000%, 11/15/10

        250,000      Illinois Health Facilities Authority, FHA Insured Mortgage Revenue       2/06 at 102        Aaa       265,720
                       Bonds, Series 1996 (Sinai Health System), 5.500%, 2/15/09

      1,200,000      Illinois Health Facilities Authority Revenue Bonds, Series 1997A        10/07 at 102        Aaa     1,288,104
                        (Highland Park Hospital Project), 5.700%, 10/01/10

-----
8



  Principal                                                                                  Optional Call                    Market
     Amount       Description                                                                  Provisions*      Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                  Illinois -- continued

$ 2,000,000       City of Chicago, Chicago-O'Hare International Airport Special Facility      5/99 at 103         Baa2   $ 2,152,240
                    Revenue Bonds (United Air Lines, Inc. Project), Series 1988A, 8.400%,
                    5/01/18 (Alternative Minimum Tax)
  1,000,000       Cook County School District 99 (Cicero), General Obligation School         No Opt. Call          Aaa     1,242,290
                    Bonds, Series 1997, 8.500%, 12/01/04
    700,000       Kankakee School District No. 111, Kankakee County, Illinois, General        1/06 at 100          Aaa       728,462
                    Obligation School Bonds, Series 1996, 5.500%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
                  Maine -- 1.1%

  1,000,000       Maine Educational Loan Marketing Corporation, Student Loan Revenue         No Opt. Call          Aaa     1,044,570
                    Bonds, Series A-4, 5.750%, 11/01/01 (Alternative Minimum Tax)
    255,000       Town of Winslow, Maine (Crowe Rope Industries Project), 1997 Series         3/07 at 102          Aaa       279,064
                    A, General Obligation Tax Increment Financing Bonds, 6.000%, 3/01/11
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  Massachusetts -- 1.8%

  2,000,000       Massachusetts Turnpike Authority Western Turnpike Revenue Bonds,            1/99 at 100          Aaa     2,029,900
                    Series 1997A, 5.550%, 1/01/17
    250,000       Massachusetts Health and Educational Facilities Authority, Revenue          7/06 at 102        A-***       274,870
                    Bonds, Melrose-Wakefield Healthcare Corp. Issue, Series C, 5.700%,
                    7/01/08 (Pre-refunded to 7/01/06)
------------------------------------------------------------------------------------------------------------------------------------
                  Michigan -- 3.3%

  2,000,000       City of Detroit, Local Development Finance Authority, Tax Increment         5/07 at 102            A     2,050,700
                    Refunding Bonds, 1997 Series A (Senior Bonds - Credit Enhanced),
                    5.200%, 5/01/10
                  Essexville-Hampton Public Schools, County of Bay, State of Michigan,
                  1997 School Building and Site Bonds (General Obligation-Unlimited Tax):
  1,000,000         5.400%, 5/01/11                                                           5/07 at 100          Aaa     1,046,560
  1,010,000         5.500%, 5/01/12                                                           5/07 at 100          Aaa     1,063,156
------------------------------------------------------------------------------------------------------------------------------------
                  Mississippi -- 1.4%

                  Jones County, Mississippi, Hospital Revenue Refunding Bonds (South
                  Central Regional Medical Center Project), Series 1997:
  1,285,000         5.350%, 12/01/10                                                         12/07 at 100         BBB+     1,302,463
    500,000         5.400%, 12/01/11                                                         12/07 at 100         BBB+       506,625
------------------------------------------------------------------------------------------------------------------------------------
                  Nevada -- 2.1%

  2,250,000       Nevada Housing Division Single Family Mortgage Bonds, 1997 Series A-1       4/07 at 102          Aa3     2,335,568
                    Mezzanine Bonds, 6.000%, 4/01/15 (Alternative Minimum Tax)
    250,000       Airport Authority of Washoe County, Reno, Nevada, Airport Revenue           7/03 at 102          Aaa       267,463
                    Refunding Bonds, Series 1993B, 5.875%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
                  New Hampshire -- 3.0%

    500,000       New Hampshire Higher Educational and Health Facilities Authority,           1/07 at 102         BBB-       532,000
                    Revenue Bonds, Series 1997 (New Hampshire College), 6.200%, 1/01/12

                  Nuveen Balanced Municipal and Stock Fund


  Principal                                                                                    Optional Call                  Market
     Amount  Description                                                                         Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
             New Hampshire -- continued

 $3,000,000  State of New Hampshire, Turnpike System Revenue Bonds, 1992 Series,                 4/02 at 102         Aaa  $3,186,900
               6.000%, 4/01/13
------------------------------------------------------------------------------------------------------------------------------------
             New York -- 11.0%

    275,000  Dormitory Authority of the State of New York, Revenue Bonds, City University        7/02 at 102     Baa1***     303,199
               Issue, Series U, 6.375%, 7/01/08 (Pre-refunded to 7/01/02)

  1,430,000  Empire State Development Corporation, New York State Urban Development             No Opt. Call        Baa1   1,613,154
               Corporation, Revenue Bonds (Youth Facilities), 6.500%, 4/01/07

  2,000,000  New York State Thruway Authority, Local Highway and Bridge Service Contract         4/06 at 102        Baa1   2,126,520
               Bonds, Series 1996, 5.625%, 4/01/07

  1,700,000  New York State Urban Development Corporation, Project Revenue Bonds                 1/03 at 102        Baa1   1,801,779
               (Cornell Center for Theory and Simulation in Science and Engineering Grant),
               Series 1993, 5.900%, 1/01/07

    285,000  New York State, Urban Development Corporation, State Facilities Revenue            No Opt. Call        Baa1     314,486
               Bonds, 1995 Refunding Series, 6.250%, 4/01/06

  2,000,000  Certificates of Participation, The State of New York, The City University of New   No Opt. Call        Baa1   2,175,060
               York (John Jay College of Criminal Justice Project Refunding), 6.000%, 8/15/06

    500,000  Metropolitan Transportation Authority, Transit Facilities Service Contract Bonds,  No Opt. Call        Baa1     537,085
               Series O, 5.750%, 7/01/07

    250,000  The City of New York, General Obligation Bonds, Fiscal 1997 Series D,          11/06 at 101 1/2        Baa1     265,633
               Tax Exempt Bonds, 5.875%, 11/01/11

    500,000  The City of New York, General Obligation Bonds, Fiscal 1997 Series I,               4/07 at 101        Baa1     541,460
               6.000%, 4/15/09

  4,000,000  The City of New York, General Obligation Bonds, Fiscal 1998 Series D,               8/07 at 101        Baa1   4,142,000
                5.500%, 8/01/10
------------------------------------------------------------------------------------------------------------------------------------
             Oklahoma -- 2.0%

  1,150,000  Oklahoma Industries Authority Health System Revenue Bonds, Series 1995C            No Opt. Call         Aaa   1,351,262
               (Baptist Medical Center of Oklahoma Obligation Group), 7.000%, 8/15/06

  1,000,000  Oklahoma Industries Authority, Health System Revenue Refunding Bonds               No Opt. Call         Aaa   1,111,420
               (Obligated Group consisting of INTEGRIS Baptist Medical Center, Inc.,
               INTEGRIS South Oklahoma City Hospital Corporation and INTEGRIS Rural
               Health, Inc.), Series 1995D, 6.000, 8/15/07
------------------------------------------------------------------------------------------------------------------------------------
             Rhode Island -- 1.8%

    200,000  Rhode Island Clean Water Protection Finance Agency, Water Pollution Control        No Opt. Call         Aaa     249,270
               Revolving Fund Revenue Bonds, Series 1993 A (Pooled Loan Issue),
               9.200%, 10/01/03

  1,760,000  City of Providence, Rhode Island, General Obligation Bonds, 1997 Series A,          7/07 at 102         Aaa   1,960,622
               6.000%, 7/15/09
------------------------------------------------------------------------------------------------------------------------------------
             South Carolina -- 4.7%

  3,000,000  Charleston County, South Carolina, Resource Recovery Refunding Revenue             No Opt. Call         Aaa   3,072,030
               Bonds (Foster Wheeler Charleston Resource Recovery, Inc. Project),
               Series 1997, 5.100%, 1/01/08 (Alternative Minimum Tax)

10



   Principal                                                                               Provisional Call                   Market
      Amount Description                                                                        Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
             South Carolina - continued
  $2,825,000 Lexington County Health Services District, Inc. Hospital Revenue Refunding       11/08 at 102         Aaa    $2,822,853
                and Improvement Bonds, Series 1997, 5.000%, 11/01/11
------------------------------------------------------------------------------------------------------------------------------------
             Texas - 1.4%

     235,000 Texas Department of Housing and Community Affairs, Single Family Mortgage          9/06 at 102        Aaa       247,725
                Revenue Bonds, 1996 Series E, 5.750%, 3/01/10

     215,000 City of Austin, Texas, Water, Sewer and Electric Refunding Revenue Bonds,         No Opt. Call          A       260,094
                Series 1982, 14.000%, 11/15/01

     250,000 City of San Antonio, Texas, Airport Systems Improvement Revenue Bonds,             7/06 at 101        Aaa       269,620
                Series 1996, 5.700%, 7/01/09 (Alternative Minimum Tax)

   1,000,000 Tyler Health Facilities Development Corporation, Hospital Revenue Bonds            7/02 at 100        Baa     1,008,510
                (Mother Frances Hospital Regional Health Care Center Project),
                Series 1997 A, 5.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
             Utah - 0.6%

     200,000 State Board of Regents of the State of Utah, Student Loan Revenue Bonds,          11/05 at 102        Aaa       218,880
                1995 Series N Bonds, 6.000%, 5/01/08 (Alternative Minimum Tax)

     500,000 Tooele County, Hazardous Waste Disposal Revenue Bonds (Laidlaw Inc/USPCI           8/05 at 102       BBB+       547,475
                Clive PJ), Series 1995, 6.750%, 8/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
             Washington - 5.2%

   2,500,000 Washington Public Power Supply System, Nuclear Project 1 Refunding Revenue         7/07 at 102        Aa1     2,492,400
                Bonds, Series 1997B (Bonneville Administration), 5.125%, 7/01/12

     200,000 Washington Public Power Supply System, Nuclear Project No. 2 Revenue Bonds,       No Opt. Call        Aa1       237,454
                Series 1981A, 14.375%, 7/01/01

     800,000 Washington Public Power Supply System, Project No. 3, Refunding Revenue            7/06 at 102        Aaa       867,568
                Bonds, Series 1996-A, 5.700%, 7/01/09

   1,005,000 Washington State Housing Finance Commission, Single-Family Mortgage                1/04 at 102        AAA     1,056,044
                Revenue Bonds (Mortgage Backed Securities Program), Series 1995A,
                6.650%, 7/01/16 (Alternative Minimum Tax)

     650,000 Public Utility District No. 1 of Benton County, Washington, Electric Revenue and  11/07 at 100        Aaa       695,708
                Acquisition Bonds, Series 1997, 5.450%, 11/01/08

   1,060,000 Tahoma School District No. 409, King County, Washington, Unlimited Tax            No Opt. Call        Aaa     1,203,799
                General Obligation Improvement and Refunding Bonds, 1997, 6.000%, 12/01/09
------------------------------------------------------------------------------------------------------------------------------------
$ 67,020,000 Total Municipal Investments - (cost $68,239,278)                                                             71,270,866
============------------------------------------------------------------------------------------------------------------------------

                    Portfolio of Investments (Unaudited) -- continued
                    Nuveen Balanced Municipal and Stock Fund


 Principal                                                                      Optional Call                     Market
    Amount  Description                                                           Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------
            TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES (cost $2,000,000) -- 1.6%

$2,000,000  Lake Charles Harbor & Terminal District Conoco Inc. Project, Series 1984,               A-1+    $  2,000,000
==========
            Variable Rate Demand Bonds, 5.000%, 11/01/11++
            ------------------------------------------------------------------------------------------------------------
            Total Municipal Bond Investments -- (cost $70,239,278)                                            73,270,866
            ------------------------------------------------------------------------------------------------------------
            Total Investments -- (cost $117,003,455) -- 98.1%                                                122,917,595
            ------------------------------------------------------------------------------------------------------------
            Other Assets Less Liabilities -- 1.9%                                                              2,508,779
            ------------------------------------------------------------------------------------------------------------
            Net Assets -- 100%                                                                              $125,426,374
            ============================================================================================================

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               +     Non-income producing.

               ++ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
December 31, 1997


----------------------------------------------------------------------------------------------
Assets
Investment securities, at market value
  (cost $117,003,455) (note 1)                                                    $122,917,595
Cash                                                                                   112,799
Receivables:
  Dividends                                                                             43,673
  Interest                                                                           1,167,654
  Investments sold                                                                     983,943
  Shares sold                                                                          745,377
Deferred organization costs (note 1)                                                   131,877
Other assets                                                                             1,725
----------------------------------------------------------------------------------------------
  Total assets                                                                     126,104,643
----------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                207,896
  Share redeemed                                                                        68,883
Accrued expenses:
  Management fees (note 5)                                                              51,111
  12b-1 distribution and service fees (notes 1 and 5)                                   36,841
  Other                                                                                 14,778
Dividends payable                                                                      298,760
----------------------------------------------------------------------------------------------
  Total liabilities                                                                    678,269
----------------------------------------------------------------------------------------------
Net assets (note 6)                                                               $125,426,374
==============================================================================================
Class A Shares (note 1)
Net assets                                                                        $ 96,189,303
Shares outstanding                                                                   4,039,956
Net asset value and redemption price per share                                    $      23.81
Offering price per share (net asset value per share plus maximum sales
  charge of 5.25% of offering price)                                              $      25.13
==============================================================================================
Class B Shares (note 1)
Net assets                                                                        $ 14,426,834
Shares outstanding                                                                     604,418
Net asset value, offering and redemption price per share                          $      23.87
==============================================================================================
Class C Shares (note 1)
Net assets                                                                        $  6,815,204
Shares outstanding                                                                     285,669
Net asset value, offering and redemption price per share                          $      23.86
==============================================================================================
Class R Shares (note 1)
Net assets                                                                        $  7,995,033
Shares outstanding                                                                     336,634
Net asset value, offering and redemption price per share                          $      23.75
==============================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six months ended December 31, 1997

----------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                           $  309,108
Interest                                                                             1,747,167
----------------------------------------------------------------------------------------------
     Total investment income                                                         2,056,275
----------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                               411,329
12b-1 service fees -- Class A (notes 1 and 5)                                          112,259
12b-1 distribution and service fees -- Class B (notes 1 and 5)                          40,422
12b-1 distribution and service fees -- Class C (notes 1 and 5)                          20,498
Shareholders' servicing agent fees and expenses                                         44,095
Custodian's fees and expenses                                                           44,299
Trustees' fees and expenses (note 5)                                                     3,007
Professional fees                                                                       14,345
Shareholders' reports -- printing and mailing expenses                                  10,559
Federal and state registration fees                                                     63,097
Amortization of deferred organization costs (note 1)                                    18,148
Other expenses                                                                           1,310
----------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                            783,368
     Expense reimbursement (note 5)                                                   (144,016)
----------------------------------------------------------------------------------------------
Net expenses                                                                           639,352
----------------------------------------------------------------------------------------------
Net investment income                                                                1,416,923
----------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                       2,590,015
Net change in unrealized appreciation or depreciation of investments                 1,950,690
----------------------------------------------------------------------------------------------
Net gain from investments                                                            4,540,705
----------------------------------------------------------------------------------------------
Net increase in net assets from operations                                          $5,957,628
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


Statement of Changes in Net Assets (Unaudited)
                                                                               Six months ended         8/7/96 to
                                                                                       12/31/97           6/30/97
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                               $ 1,416,923       $   550,380
Net realized gain from investment transactions
  (notes 1 and 4)                                                                     2,590,015           457,166
Net change in unrealized appreciation or depreciation
  of investments                                                                      1,950,690         3,963,451
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                            5,957,628         4,970,997
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                            (1,271,745)         (291,349)
  Class B                                                                               (59,992)             (714)
  Class C                                                                               (30,507)             (485)
  Class R                                                                              (137,173)         (141,518)
From accumulated net realized gains from
investment transactions:
  Class A                                                                            (1,444,497)              (22)
  Class B                                                                              (193,480)              (22)
  Class C                                                                               (90,253)              (22)
  Class R                                                                              (120,260)          (15,983)
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                            (3,347,907)         (450,115)
-----------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                     33,610,145        86,716,680
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                                2,471,071           105,920
-----------------------------------------------------------------------------------------------------------------
                                                                                     36,081,216        86,822,600
-----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                              (3,789,588)         (851,817)
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions                                                                       32,291,628        85,970,783
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                           34,901,349        90,491,665
Net assets at the beginning of period                                                90,525,025            33,360
-----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                    $125,426,374       $90,525,025
-----------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of period                    $     33,820       $   116,314
-----------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

-----
15

              Notes to Financial Statements (Unaudited)


              1. General Information and Significant Accounting Policies

The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a conservative mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

              Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities and/or securities having remaining maturities of 60 days or less when purchased, are valued at amortized cost, which approximates market value.

              Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1997, the Fund had no such purchase commitments.

              Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

              Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared and distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from transactions, where applicable.

              Federal Income Taxes

The Fund intends to distribute all of its net investment income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, the Fund intends to satisfy conditions which will enable interest from Municipal Obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to Shareholders of the Fund. Net realized capital gains and ordinary income distributions are subject to federal taxation.

-----
16

              Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net assets value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

              Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

              Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1997.

              Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

------
17

             2. Fund Shares

Transactions in Fund shares were as follows:

                                                   Six months ended 12/31/97        8/7/96 to 6/30/97
                                                   -----------------------------------------------------
                                                      Shares          Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                             633,974     $15,179,367     3,490,947   $77,077,576
 Class B                                             520,018      12,460,573        89,676     2,064,529
 Class C                                             214,656       5,128,098        67,179     1,548,508
 Class R                                              35,237         842,107       300,930     6,026,067
Shares issued to shareholders
due to reinvestment
of distributions:
 Class A                                              92,615       2,193,810         4,721       105,890
 Class B                                               6,912         163,324            --            --
 Class C                                               4,156          98,088            --            --
 Class R                                                 668          15,849             1            30
--------------------------------------------------------------------------------------------------------
                                                   1,508,236      36,081,216     3,953,454    86,822,600
--------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                            (146,374)     (3,488,940)      (36,344)     (818,648)
 Class B                                             (11,268)       (270,598)       (1,337)      (30,923)
 Class C                                                (642)        (15,293)          (97)       (2,246)
 Class R                                                (619)        (14,757)           --            --
--------------------------------------------------------------------------------------------------------
                                                    (158,903)     (3,789,588)      (37,778)     (851,817)
--------------------------------------------------------------------------------------------------------
Net increase                                       1,349,333     $32,291,628     3,915,676   $85,970,783
========================================================================================================

             3. Distributions to Shareholders

On January 9, 1998, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on February 2, 1998, to shareholders of record on January 9, 1998, as follows:

             4. Securities Transactions

Purchases and sales (including maturities) of investments in common and preferred stocks, municipal bonds and temporary investments for the six months ended December 31, 1997, were as follows:

                       ---------------------------------------------
                       Purchases:
                          Common and preferred stocks    $44,668,323
                          Municipal bonds                 29,251,752
                          Temporary investments           12,500,000
                       Sales:
                          Common and preferred stocks     29,789,257
                          Municipal bonds                 15,315,076
                          Temporary investments           15,100,000
                       =============================================

At December 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $5,914,140 of which $7,010,666 related to appreciated securities and $1,096,526 related to depreciated securities.

                                 -------

              5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

                        Average daily net asset value             Management fee
                        --------------------------------------------------------
                        For the first $125 million                .7500 of 1%
                        For the next $125 million                 .7375 of 1
                        For the next $250 million                 .7250 of 1
                        For the next $500 million                 .7125 of 1
                        For the next $1 billion                   .7000 of 1
                        For net assets over $2 billion            .6750 of 1
                        --------------------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $862,300 of which approximately $812,700 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1997, the Distributor compensated authorized dealers directly with approximately $555,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1997, the Distributor retained approximately $60,900 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $22,400 of CDSC on share redemptions during the six months ended December 31, 1997.

              6. Composition of Net Assets
At December 31, 1997, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

      --------------------------------------------------------------------------
      Capital paid-in                                               $118,295,769
      Balance of undistributed net investment income                      33,820
      Accumulated net realized gain from investment transactions       1,182,645
      Net unrealized appreciation of investments                       5,914,140
      --------------------------------------------------------------------------
      Net assets                                                    $125,426,374
      --------------------------------------------------------------------------

      -----
      19

              7. Investment Composition

The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At December 31, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total municipal investments, were as follows:

              -----------------------------------------------------------------
              Revenue Bonds:
                Health Care Facilities                                       17%
                Transportation                                               15
                Housing Facilities                                           14
                Educational Facilities                                        6
                Utilities                                                     6
                Lease Rental Facilities                                       6
                Other                                                        10
              General Obligation Bonds                                       21
              Escrowed                                                        5
              -----------------------------------------------------------------
                                                                            100%
              -----------------------------------------------------------------

48% of the long-term and intermediate municipal investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares. All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks of other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

              ------

                             Financial Highlights

                              ----


                       Financial Highlights (Unaudited)



Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance           Less distributions
                                         ---------------------------     ------------------------

                                                           Net
                                 Net                   realized and                                 Net      Total
                                asset                   unrealized    Dividends                    asset    return
                                value         Net      gain (loss)    from net    Distributions    value    on net
Year ended                    beginning   investment       from      investment    from capital    end of    asset
June 30,                      of period   income (b)   investments     income         gains        period    value
                                                                                                              (a)
------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 1998 (e)                         $23.11        $.32         $1.09        $(.34)          $(.37)    $23.81    6.11%
 1997 (d)                          20.00         .56          3.02         (.42)           (.05)     23.11   18.05
Class B (8/96)
 1998 (e)                          23.11         .23          1.09         (.19)           (.37)     23.87    5.73
 1997 (d)                          20.00         .40          3.04         (.28)           (.05)     23.11   17.32
Class C (8/96)
 1998 (e)                          23.10         .23          1.09         (.19)           (.37)     23.86    5.74
 1997 (d)                          20.00         .40          3.03         (.28)           (.05)     23.10   17.27
Class R (8/96)
 1998 (e)                          23.11         .35          1.08         (.42)           (.37)     23.75    6.22
 1997 (d)                          20.00         .61          3.03         (.48)           (.05)     23.11   18.38
------------------------------------------------------------------------------------------------------------------

           *   Annualized.

           (a) Total returns are calculated on net asset value without any sales charge and are not annualized.
           (b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.
           (c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.
           (d) From commencement of class operations as noted.
           (e) For the six months ended December 31, 1997.

                                   Ratios/Supplemental data
-----------------------------------------------------------------------------------------------
                                     Ratio                     Ratio
                                    of net                    of net
                   Ratio of     investment    Ratio of    investment
                   expenses      income to     expenses    income to
                 to average        average   to average      average
                 net assets     net assets   net assets   net assets
    Net assets       before         before        after        after   Portfolio        Average
 end of period   reimburse-     reimburse-   reimburse-   reimburse-    turnover     commission
(in thousands)         ment           ment     ment (b)     ment (b)        rate  rate paid (c)
-----------------------------------------------------------------------------------------------
     $  96,189        1.36%*         2.39%*       1.10%*       2.65%*         42%       $ .0303
        79,952        1.58*          2.31*        1.10*        2.79*          32          .0244

        14,427        2.12*          1.62*        1.85*        1.89*          42          .0303
         2,051        2.22*          1.62*        1.85*        1.99*          32          .0244

         6,815        2.12*          1.62*        1.85*        1.89*          42          .0303
         1,559        2.29*          1.53*        1.85*        1.97*          32          .0244

         7,995        1.11*          2.64*         .85*        2.90*          42          .0303
         6,963        2.05*          1.96*         .85*        3.16*          32          .0244
-----------------------------------------------------------------------------------------------

-----
23

Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed
to help you reach
your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth
and Income
Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal and
Stock Fund

Tax-Free Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited Term
State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully-crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts

Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/r/

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

-----
24

Fund Information




Board of Trustees
James E. Bacon
Anthony T. Dean
William T. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Subadviser
Institutional Capital Corporation
225 West Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
P.O. Box 5330
Denver, CO 80217-5330
(800) 621-7227

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Public
Accountants
Arthur Anderson LLP
Chicago, IL

-----
25

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Serving Investors for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.




1898
NUVEEN 1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.

John Nuveen & Co, Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286

www.nuveen.com
ESA-MS 12-97

NUVEEN
Growth and Income
Mutual Funds


December 31, 1997

Semiannual Report


For investors seeking
long-term growth
with a measure of
downside protection.



[PHOTO APPEARS HERE]


Balanced
Stock and
Bond Fund

Nuveen Balanced Stock and Bond Fund

Highlights

As of December 31, 1997


    Contents
1   Dear Shareholder
3   Report from your
    Fund's Adviser
5   Performance Overview
6   Portfolio of Investments
8   Statement of Net Assets
9   Statement of Operations
10  Statement of Changes
    in Net Assets
11  Notes to
    Financial Statements
14  Financial Highlights
16  Building Better
    Portfolios with Nuveen
17  Fund Information

* The 1-, 5-, and 10-year annualized total return and down market performance in the bottom two charts represents the gross-of-fee performance of the Balanced Composite of the fund's sub-adviser, Institutional Capital Corporation (ICAP), adjusted for the annual operating expenses of the Class A shares of the fund. The performance of the ICAP Balanced Composite does not represent actual performance of the fund, but rather the composite performance of individual accounts using substantially the same investment objectives and practices as the fund. The Lipper Balanced Index represents the average returns with dividends reinvested of the 30 largest funds in the Lipper Balanced category. Both the manager Balanced Composite performance and the fund's performance represent past performance and may not be indicative of the fund's future performance.

A Solid 1st Full Year for the Fund...

Attractive Fund Returns

Annualized Total Returns

[BAR CHART APPEAR HERE]

One Year               Since Inception
11.23%                     15.55%
17.39%                     20.07%

[_] Class A (offer)
[_] Class A (NAV)


Superior Down Market Protection

Asian Financial Crisis 10/7-10/27/97

[BAR CHART APPEAR HERE]

[_] Nuveen Balanced          [_] Lipper Growth
    Stock and Bond Fund          & Income Index
         -4.47%                     -6.02%

 ...Builds on the Sub-Adviser's
   Strong Long-Term Record

Consistent Performance
20% Annualized Total Returns

[BAR CHART APPEAR HERE]

1 Year          5 Year          10 Year
12.20%          13.22%          14.66%

[_] Manager
    Balanced Composite

Less Impact from Down Markets

[BAR CHART APPEAR HERE]

Inflation               Oil Crisis      '87 Crash             Gulf War
1/77-3/78               4/81-6/82       10/87-12/87           7/90-9/90
-1.67%                     0.91%          -10.10%               -7.82%
-6.78%                    -9.35%          -19.86%              -13.45%

[_] Manager Composite
[_] Lipper Balanced Index

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board




Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.


Dear Shareholder


Just 10 months ago, we introduced a very special balanced fund designed to allow investors to participate in the growth potential of equity investments with a measure of downside protection.

Today, looking back over that fund's first full calendar year of operation -- January 1 through December 31, 1997 -- I am proud to report to you that the Nuveen Balanced Stock and Bond Fund and its risk-sensitive strategy have fulfilled that initial promise.

Helping Risk-Averse Investors
Pursue Long-Term Growth

In many ways, 1997 -- which saw strength and volatility in both the stock and bond markets -- was a textbook case of how successful a disciplined, risk-resistant balanced investment strategy can be in generating long-term growth. At year's end, Class A shareholders in the Nuveen Balanced Stock and Bond Fund enjoyed a one-year return of 17.39%, and since inception, the fund has turned in an annualized return of 20.07%.

The message is compelling: Risk-sensitive investors do not have to forego the growth that's essential to the long-term success of any diversified investment plan. In fact, by combining a portfolio of high-quality stocks that we believe are undervalued by the market with the relative price stability of U.S. Treasury securities, the Nuveen Balanced Stock and Bond Fund not only allows you to participate in the growth potential of the stock market, it gives you valuable downside protection in periods of uncertainty.

A Core Holding for
Today and Tomorrow

The Nuveen Balanced Stock and Bond Fund is managed with the same set of values found in all Nuveen investments. A key goal of this process is to combine strong, consistent performance potential over time with a focus on protecting the wealth you've worked hard to achieve.

"The message is
compelling:
Risk-sensitive
investors do not
have to forego
the growth that's
essential to the
long-term
success of any
diversified
investment plan."

We hope that you and your financial adviser are happy with the initial performance of your fund. Your adviser can also introduce you to a number of other Nuveen products and services designed to round out your portfolio of core investments, including the Nuveen Rittenhouse Growth Fund, which was introduced in January. This new fund invests in blue-chip companies with a history of consistent earnings and dividend growth and, coupled with the fund's low-turnover portfolio management strategy, provides a tax-efficient way for investors to build and sustain wealth. We encourage you to talk with your financial adviser to see if the Nuveen Rittenhouse Growth Fund -- along with our variety of equity, balanced and fixed-income investments -- may be right for you.

On behalf of everyone at Nuveen, thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 12, 1998

Report from Your Fund's Adviser


Institutional Capital talks about the financial markets and offers insights into factors that affected the performance of the fund over the past year.


Reflecting the strength of the markets, the benchmark Standard & Poor's 500 index posted a healthy 33% gain for the year. Combined with the double-digit returns of 1995 and 1996, 1997's gains capped the stock market's best three-year period in more than 70 years. The bond markets also posted significant gains, due mainly to the continued strength of the U.S. economy and minimal inflation. Between January 1997 and December 1997, the yield on 30-year Treasury bonds dropped from 6.64% to 5.92%.

The year was not without volatility, however. In the first quarter, the Federal Open Market Committee's decision to raise short-term interest rates resulted in a sharp decline in stock prices. But the market quickly rebounded in the second quarter, with all of the major indexes going on to establish new record highs. In October, the fallout from the Asian financial crisis caused the stock market to suffer its first "correction" of more than 10% since 1990. Once again, however, the market proved resilient, retracing its losses and ending the year on a strong note.

During the year, large capitalization stocks continued to dominate returns, as investors favored non-cyclical issues, especially after the decline in October. Among industry sectors, financials were the strongest, benefiting from declining interest rates. Technology stocks, which did well in 1996, underperformed the market in 1997.

1997 Fund Performance

The Nuveen Balanced Stock and Bond Fund registered strong gains in 1997, benefiting from the advances in both the equity and fixed-income markets.

Aiding fund performance throughout the year was a strict adherence to the fund's disciplined investment approach. In 1997, the primary focus in the fund's equity portfolio was on companies undergoing a corporate restructuring as well as those enjoying pricing advantages due to supply and demand conditions. In the fixed-income portfolio, the fund's investment team continued to emphasize intermediate-term U.S. Treasury securities, which provided significant risk/reward benefits in an environment in which the yield curve became flatter.

-----
3

"The Nuveen Balanced Stock and Bond Fund registered strong gains in 1997, benefiting from the advances in both the equity and fixed-income markets."


Further contributing to the fund's performance in 1997 were its risk management strategies. These strategies proved valuable during the highly volatile second half of the year. The fund's emphasis on high-quality, large-cap value stocks, as well as intermediate Treasuries, enabled the fund to protect investor capital during the October correction better than the stock market or balanced funds in general.

Economic Developments and Outlook

The economy in 1997 proved stronger and more resilient than many forecasts had predicted. Real growth was the strongest in 10 years, and inflation came in lower than in any year in the last three decades.

Looking forward, however, there are signs that the economic outlook may be less bright in 1998. Though it's still too early to predict how the financial instability in Asia will play out, we expect growth in the region to slow sharply.

The turmoil in Asia and its impact on the U.S. economy is difficult to gauge at this time. Here at home, the fund's investment team expects economic growth to moderate somewhat from last year's pace. During the first half of the year, growth may be sluggish due to inventory buildups and a slowdown in international trade. By the second half, the slow down in production is expected to moderate which, combined with the impact of lower bond yields should result in stronger growth.

The outlook for inflation in 1998 is promising. Price increases should remain under 2% as a result of lower prices on Asian imports and a strong dollar. Increasing wage pressures remain one of the few negatives on the inflation front.

Federal Reserve policy has remained unchanged since last March, and with the dual benefits of moderate economic growth and low inflation, odds are that the Fed is likely to view stable policy as the most prudent course of action.

Fund Outlook

In the months ahead, the fund's equity portfolio will continue to emphasize companies that we believe are candidates for corporate restructuring, as well as those enjoying pricing flexibility due to supply and demand conditions. At the same time, we will explore the unique and timely opportunities facing companies that may benefit from the Asian financial crisis. In the fixed-income portfolio, intermediate-term U.S. Treasurys will remain the primary focus. Overall, the allocation between equities and fixed-income securities will be closely monitored and altered as opportunities arise.

Given the current market and economic backdrop, and the fund's fundamental emphasis on value, we believe the Nuveen Balanced Stock and Bond Fund is well positioned for the coming year.

                      Nuveen Balanced Stock and Bond Fund

                      Performance Overview

                      As of December 31, 1997

Top 5 Stock Holdings
-------------------------------------
Phillip Morris                  2.20%
General Motors                  2.18%
DuPont                          2.13%
Loews Corp                      2.00%
Nationsbank Corp                1.98%
-------------------------------------

Portfolio Allocation
[PIE CHART APPEARS HERE]
-------------------------------------
Stock    54%
Cash      2%
Bonds    44%
-------------------------------------

Growth of $10,000 Invested on 8/7/96/1/
-------------------------------------

12/31/97 = $12,242 [MOUNTAIN CHART APPEARS HERE]

August 1996        $ 9,475
December 1997      $12,242


Fund Highlights
--------------------------------------------------------------------------------------------------------
Share Class                                                 A           B             C               R
CUSIP                                               67064Y107   67064Y206     67064Y305       67064Y404
Inception Date                                           8/96        8/96          8/96            8/96
Net Asset Value (NAV)                                  $24.30      $24.30        $24.30          $24.31
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total Net Assets (millions)                                                                      $ 81.7
Beta                                                                                               5.00
Average Market Capitalization (stocks)                                                      $27 billion
Average P/E of Stocks (trailing 12 mos.)                                           17.4%
Number of Stocks                                                                                     44
--------------------------------------------------------------------------------------------------------

Annualized Total Return/2/
--------------------------------------------------------------------------------------------------------
Share Class                                 A(NAV)    A(Offer)          B             C               R
1-Year                                      17.39%      11.23%      16.58%        16.59%          17.72%
Since Inception                             20.07%      15.55%      19.21%        19.21%          20.40%
--------------------------------------------------------------------------------------------------------

Yield
--------------------------------------------------------------------------------------------------------
Share Class                                 A(NAV)    A(Offer)          B             C               R
Distribution Rate                            2.93%       2.78%       2.17%         2.17%           3.19%
SEC 30-Day Yield                             2.55%       2.42%       1.80%         1.80%           2.81%
--------------------------------------------------------------------------------------------------------

1 Returns assume reinvestment of all dividends and capital gains and an investment at the maximum offer price (including sales charge). Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Returns reflect reimbursement of expenses by the adviser. The performance data quoted represents past performance, which is not indicative of future results.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year. Class B and Class C returns do not reflect imposition of the CDSC.

              Portfolio of Investments (Unaudited)
              Nuveen Balanced Stock and Bond Fund

                                                                                       Market
Shares   Description                                                                    Value
---------------------------------------------------------------------------------------------
         COMMON STOCKS - 50.5%

         Basic Industries - 5.1%

  9,550  Akzo Nobel N.V. Sponsored ADR                                             $  829,656
  9,000  Boise Cascade Corporation                                                    272,250
 27,900  E.I. du Pont de Nemours and Company Ltd.                                   1,675,744
 13,300  IMC Global Inc.                                                              435,575
 15,600  Reynolds Metals Company                                                      936,000

---------------------------------------------------------------------------------------------
         Capital Equipment/Technology - 5.4%

 16,100  First Data Corporation                                                       470,925
 11,550  International Business Machines Corporation                                1,207,697
 12,900  LSI Logic Corporation #                                                      254,775
 17,200  Motorola, Inc.                                                               981,475
 24,450  Philips Electronic N.V.                                                    1,479,225

---------------------------------------------------------------------------------------------
         Capital Spending - 6.2%

 23,650  Boeing Company                                                             1,157,372
 17,150  Case Corporation                                                           1,036,503
  8,100  B.F. Goodrich Company                                                        335,644
 11,350  Northrop Grumman Corporation                                               1,305,250
  1,808  Raytheon Company - Class A                                                    89,152
 24,750  Raytheon Company - Class B                                                 1,249,875

---------------------------------------------------------------------------------------------
         Consumer Durables - 2.1%

 28,350  General Motors Corporation                                                 1,718,719

---------------------------------------------------------------------------------------------
         Consumer Services - 4.8%

 32,900  Dun & Bradstreet Corporation                                               1,017,844
 41,800  Host Marriott Corp. #                                                        820,325
 39,451  Peninsular and Oriental Steam Navigation Company                             901,637
 40,900  U.S. West Media Group #                                                    1,180,988

---------------------------------------------------------------------------------------------
         Consumer Staples - 7.2%

 32,700  Archer-Daniels-Midland Company                                               709,181
 24,800  Diageo PLC Sponsored ADR                                                     939,300
 28,100  Hasbro, Inc.                                                                 885,150
 14,850  Loews Corporation                                                          1,575,956
 38,300  Philip Morris Companies Inc.                                               1,735,469

---------------------------------------------------------------------------------------------
         Energy - 4.0%

 10,700  Ashland Inc.                                                                 574,456
 12,670  Elf Acquitaine SA Sponsored ADR                                              742,779
 26,600  Union Pacific Resources Group Inc.                                           645,050
 33,500  Unocal Corporation                                                         1,300,219




                                                                                                      Market
    Shares      Description                                                                            Value
------------------------------------------------------------------------------------------------------------
                Financials -- 5.5%

     8,200      Banc One Corporation                                                             $   445,363
    10,900      Citicorp                                                                           1,378,169
    25,650      NationsBank Corporation                                                            1,559,841
     3,275      Wells Fargo & Company                                                              1,111,658

------------------------------------------------------------------------------------------------------------
                Health Care -- 5.6%

    18,800      American Home Products Corporation                                                 1,438,200
     1,800      Baxter International Inc.                                                             90,788
    31,100      Hoechst AG Sponsored ADR                                                           1,090,444
    25,762      Rhone-Poulenc SA-Sponsored ADR                                                     1,143,189
    25,200      Tenet Healthcare Corporation #                                                       834,750

------------------------------------------------------------------------------------------------------------
                Retail -- 1.2%

    22,300      Federated Department Stores, Inc. #                                                  960,294

------------------------------------------------------------------------------------------------------------
                Transportation -- 3.4%

     3,300      AMR Corporation #                                                                    424,050
    12,100      Burlington Northern Santa Fe                                                       1,124,544
    44,000      Canadian Pacific, Ltd.                                                             1,199,000

------------------------------------------------------------------------------------------------------------
                Total Common Stocks -- (cost $38,983,467)                                         41,264,481
------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS -- 1.7%
    71,000      News Corporation Limited Sponsored ADR                                             1,411,125
------------------------------------------------------------------------------------------------------------
                Total Preferred Stocks -- (cost $1,273,973)                                        1,411,125
------------------------------------------------------------------------------------------------------------

                U.S. TREASURY NOTES -- 42.1%

   810,000      7.125%, 10/15/98                                                                     819,113
 1,935,000      6.375%, 7/15/99                                                                    1,955,559
 3,290,000      8.500%, 2/15/00                                                                    3,473,006
 4,530,000      7.500%, 5/15/02                                                                    4,837,193
 2,885,000      5.750%, 5/15/03                                                                    2,887,706
 2,890,000      7.875%, 11/15/04                                                                   3,230,479
 2,990,000      6.500%, 5/15/05                                                                    3,117,074
11,170,000      7.000%, 7/15/06                                                                   12,060,114
 1,745,000      7.250%, 5/05/16                                                                    1,986,572
------------------------------------------------------------------------------------------------------------
                Total U.S. Treasury Notes -- (cost $33,207,091)                                   34,366,816
------------------------------------------------------------------------------------------------------------
                COMMERCIAL PAPER -- 2.1%

 1,700,000      Xerox Credit Corporation, Commercial Paper, effective yield of 6.65%, 1/02/98      1,699,693
------------------------------------------------------------------------------------------------------------
                Total Commercial Paper -- (cost $1,699,693)                                        1,699,693
                --------------------------------------------------------------------------------------------
                Total Investments -- (cost $75,164,224) -- 96.4%                                  78,742,115
                --------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 3.6%                                              2,917,887
                --------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                               $81,660,002
                ============================================================================================
                   #      Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
December 31, 1997





-------------------------------------------------------------------------------------------
Assets
Investment securities, at market value
  (cost $75,164,224) (note 1)                                                  $78,742,115
Cash                                                                               180,057
Receivables:
  Dividends and interest                                                           750,843
  Shares sold                                                                    1,986,445
  Investments sold                                                                 583,261
Deferred organization costs (note 1)                                               131,707
Other assets                                                                         1,800
-------------------------------------------------------------------------------------------
  Total assets                                                                  82,376,228
-------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                             94,866
  Shares redeemed                                                                      797
Accrued expenses:
  Management fees (note 4)                                                          24,004
  12b-1 distribution and service fees (notes 1 and 4)                               19,852
  Other                                                                              2,625
Dividends payable                                                                  574,082
-------------------------------------------------------------------------------------------
    Total liabilities                                                              716,226
-------------------------------------------------------------------------------------------
Net assets (note 5)                                                            $81,660,002
===========================================================================================
Class A Shares (note 1)
Net assets                                                                     $63,935,048
Shares outstanding                                                               2,630,995
Net asset value and redemption price per share                                 $     24.30
Offering price per share (net asset value per share plus maximum sales
  charge of 5.25% of offering price)                                           $     25.65
===========================================================================================
Class B Shares (note 1)
Net assets                                                                     $ 6,512,518
Shares outstanding                                                                 267,959
Net asset value, offering and redemption price per share                       $     24.30
===========================================================================================
Class C Shares (note 1)
Net assets                                                                     $ 2,332,259
Shares outstanding                                                                  95,967
Net asset value, offering and redemption price per share                       $     24.30
===========================================================================================
Class R Shares (note 1)
Net assets                                                                     $ 8,880,177
Shares outstanding                                                                 365,343
Net asset value, offering and redemption price per share                       $     24.31
===========================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six months ended December 31, 1997



------------------------------------------------------------------------------------------


Investment Income (note 1)
Dividends                                                                      $  254,742
Interest                                                                        1,241,326
------------------------------------------------------------------------------------------
Total investment income                                                         1,496,068
------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                          274,085
12b-1 service fees -- Class A (notes 1 and 4)                                      75,660
12b-1 distribution and service fees -- Class B (notes 1 and 4)                     19,106
12b-1 distribution and service fees -- Class C (notes 1 and 4)                      7,884
Shareholders' servicing agent fees and expenses                                    37,518
Custodian's fees and expenses                                                      39,567
Trustees' fees and expenses (note 4)                                                2,190
Professional fees                                                                  10,487
Shareholders' reports -- printing and mailing expenses                             10,093
Federal and state registration fees                                                46,921
Amortization of deferred organization costs (notes 1)                              18,148
Other expenses                                                                        816
------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                       542,475
  Expense reimbursement (note 4)                                                 (129,196)
------------------------------------------------------------------------------------------
Net expenses                                                                      413,279
------------------------------------------------------------------------------------------
Net investment income                                                           1,082,789
------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)                  2,281,551
Net change in unrealized appreciation or depreciation of investments              523,281
------------------------------------------------------------------------------------------
Net gain from investments                                                       2,804,832
------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $3,887,621
==========================================================================================

                                 See accompanying notes to financial statements.
9

Statement of Changes in Net Assets (Unaudited)

                                                              Six months ended
                                                                      12/31/97     8/7/96 to 6/30/97
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                              $ 1,082,789           $   461,143
Net realized gain from investment transactions
  (notes 1 and 3)                                                    2,281,551               529,537
Net change in unrealized appreciation or depreciation
  of investments                                                       523,281             3,054,610
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           3,887,621             4,045,290
----------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                             (904,832)             (320,023)
  Class B                                                              (55,453)               (2,239)
  Class C                                                              (19,622)               (3,396)
  Class R                                                             (121,280)             (116,780)
From accumulated net realized gains from investment
  transactions:
  Class A                                                           (1,410,980)                  (43)
  Class B                                                             (120,791)                  (43)
  Class C                                                              (50,758)                  (43)
  Class R                                                             (204,679)              (25,820)
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (2,888,395)             (468,387)
----------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                    18,222,137            62,071,093
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                               2,530,855                15,990
----------------------------------------------------------------------------------------------------
                                                                    20,752,992            62,087,083
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                             (4,456,676)           (1,332,886)
----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions             16,296,316            60,754,197
----------------------------------------------------------------------------------------------------
Net increase in net assets                                          17,295,542            64,331,100
Net assets at the beginning of period                               64,364,460                33,360
----------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $81,660,002           $64,364,460
====================================================================================================
Balance of undistributed net investment income at end of period    $       307           $    18,705
====================================================================================================

                                 See accompanying notes to financial statements.
10

              Notes to Financial Statements (Unaudited)


              1.  General Information and Significant Accounting Policies

The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those relating to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a conservative mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

              Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

              Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1997, the Fund had no such outstanding purchase commitments.

              Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

              Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

              Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

              Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

              Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1997.

              Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

              Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

              2. Fund Shares
Transactions in Fund shares were as follows:
                                                Six months ended 12/31/97     8/7/96 to 6/30/97
                                                -------------------------------------------------
                                                      Shares       Amount    Shares*       Amount
-------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                             334,085   $8,234,822  2,433,860  $55,396,538
 Class B                                             239,749    5,877,651     26,837      638,169
 Class C                                              55,736    1,386,244     40,678      949,886
 Class R                                             108,676    2,723,420    253,630    5,086,500
Shares issued to shareholders
due to reinvestment
of distributions:
 Class A                                              94,201    2,284,924        723       15,981
 Class B                                               5,373      129,591          -            -
 Class C                                               1,179       28,446          -            -
 Class R                                               3,641       87,894          -            9
-------------------------------------------------------------------------------------------------
                                                     842,640   20,752,992  2,755,728   62,087,083
-------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                            (175,336)  (4,283,558)   (56,955)  (1,324,519)
 Class B                                              (4,274)    (104,242)      (143)      (3,405)
 Class C                                              (2,043)     (48,981)         -          (11)
 Class R                                                (807)     (19,895)      (214)      (4,951)
-------------------------------------------------------------------------------------------------
                                                    (182,460)  (4,456,676)   (57,312)  (1,332,886)
-------------------------------------------------------------------------------------------------
Net increase                                         660,180  $16,296,316  2,698,416  $60,754,197
=================================================================================================

               3.   Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the six months ended December 31, 1997, were as follows:

               --------------------------------------------------------------------------
               Purchases:
                 Investment securities                                       $ 60,305,286
                 U.S. government obligations                                    8,088,452
                 Short-term investments                                       172,941,952
               Sales:
                 Investment securities                                         47,445,950
                 U.S. government obligations                                    6,145,177
                 Short-term investments                                       176,195,731
               ==========================================================================

At December 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $3,577,891 of which $4,481,849 related to appreciated securities and $903,958 related to depreciated securities.

               4.   Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

               Average daily net asset value                               Management fee
               --------------------------------------------------------------------------
               For the first $125 million                                      .7500 of 1%
               For the next $125 million                                       .7375 of 1
               For the next $250 million                                       .7250 of 1
               For the next $500 million                                       .7125 of 1
               For the next $1 billion                                         .7000 of 1
               For net assets over $2 billion                                  .6750 of 1
               ==========================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $274,100 of which approximately $259,400 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1997, the Distributor compensated authorized dealers directly with approximately $247,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1997, the Distributor retained approximately $27,000 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $22,100 of CDSC on share redemptions during the six months ended December 31, 1997.

               5.   Composition of Net Assets

At December 31, 1997, the Fund had unlimited $.01 par value per share common stock authorized. Net assets consisted of:

               --------------------------------------------------------------------------
               Capital paid-in                                                $77,083,873
               Balance of undistributed net investment income                         307
               Accumulated net realized gain from investment transactions         997,931
               Net unrealized appreciation of investments                       3,577,891
               --------------------------------------------------------------------------
               Net assets                                                     $81,660,002
               ==========================================================================

              Financial Highlights (Unaudited)

              Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)               Operating performance            Less distributions
                                    ------------------------    -----------------------------

                                                         Net
                             Net                realized and                                         Net       Total
                           asset                  unrealized       Dividends                       asset      return
                           value           Net   gain (loss)        from net    Distributions      value      on net
Year ended             beginning    investment          from      investment     from capital     end of       asset
June 30,               of period    income (b)   investments          income            gains     period    value (a)
----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1998 (e)                $23.84          $.37         $1.02          $(.36)            $(.57)    $24.30         5.84%
  1997 (d)                 20.00           .70          3.66           (.42)             (.10)     23.84        22.04
Class B (8/96)
  1998 (e)                 23.84           .28          1.02           (.27)             (.57)     24.30         5.46
  1997 (d)                 20.00           .46          3.75           (.27)             (.10)     23.84        21.26
Class C (8/96)
  1998 (e)                 23.84           .28          1.02           (.27)             (.57)     24.30         5.46
  1997 (d)                 20.00           .53          3.68           (.27)             (.10)     23.84        21.26
Class R (8/96)
  1998 (e)                 23.84           .40          1.03           (.39)             (.57)     24.31         6.01
  1997 (d)                 20.00           .61          3.80           (.47)             (.10)     23.84        22.31
======================================================================================================================

          *Annualized.

          (a) Total returns are calculated on net asset value without any sales charge and are not annualized.

          (b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

          (c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.

          (d)  From commencement of class operations as noted.

          (e)  For the six months ended December 31, 1997.

                                Ratio/supplemental data
---------------------------------------------------------------------------------------
                                  Ratio                            Ratio
                                 of net                           of net
                  Ratio of   investment       Ratio of        investment
                  expenses    income to       expenses         income to
                to average      average     to average           average
                net assets   net assets     net assets        net assets
   Net assets       before       before          after             after      Portfolio         Average
end of period   reimburse-   reimburse-     reimburse-        reimburse-       turnover      commission
(in thousands)        ment         ment       ment (b)          ment (b)           rate    rate paid(c)
---------------------------------------------------------------------------------------------------------

      $63,935         1.45%*       2.64%*         1.10%*           2.99%*            78%         $.0306
       56,686         1.71*        2.78*          1.10*            3.39*             52           .0244

        6,513         2.21*        1.87*          1.86*            2.22*             78           .0306
          646         2.49*        1.59*          1.85*            2.23*             52           .0244

        2,332         2.21*        1.87*          1.85*            2.23*             78           .0306
          980         2.31*        2.07*          1.85*            2.53*             52           .0244

        8,880         1.21*        2.89*           .85*            3.25*             78           .0306
        6,052         2.29*        1.68*           .85*            3.12*             52           .0244
=========================================================================================================

Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed
to help you reach
your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth
and Income
Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully-crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds
Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts
Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees
James E. Bacon
Anthony T. Dean
William T. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Sub-adviser
Institutional Capital Corporation
225 West Wacker Drive
Chicago, IL 60606


Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Public
Accountants
Arthur Andersen LLP
Chicago, IL

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Serving Investors for Generations



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


1898
NUVEEN 1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

ESA-SB 12-97